



ANNUAL REPORT

OF FINANCIAL CONDITION AS OF DECEMBER 31

2015





BOSTON PRIVATE

BostonPrivate.com

Dear Friend,

As you may know, 2015 was a year of important transition and growth for our Company.

Under the Boston Private brand, we are bringing together the fully integrated and customized wealth management, trust and private banking solutions valued by today's busy wealth creators. And across our Company, I see outstanding professional expertise, deep technical skill, and a tremendous commitment to personalized client service.

Our Private Banking team is successfully developing client relationships and meeting the complex needs of a dynamic group of men and women: high net worth individuals, entrepreneurs, privately held businesses, private partnerships, and nonprofit organizations.

Boston Private Wealth is a contemporary, multi-faceted wealth planning, advisory, and investment management business that now has 160 professionals across major markets in Boston, Florida, Los Angeles, San Francisco, and San Jose, with representation in Dallas, Atlanta, and Madison.

Company highlights from 2015 include our 2nd annual national CFO Conference held in June on Cape Cod. In August, we opened our new Beverly Hills office. *Forbes* included Boston Private on its list of "America's 50 Most Trustworthy Financial Companies." We received the Private Asset Management (PAM) Award for excellence and innovation in the private wealth industry. The Bank also continued its strong commitment to the communities we serve, providing financing for affordable housing, first-time homebuyers, economic development, social services, community revitalization, and small businesses throughout the year.

TODAY'S WEALTH CREATORS ARE EMBRACING US AS A HIGHLY COMPETENT, COMPREHENSIVE, AND TRUSTED RESOURCE FOR MANAGING THEIR WEALTH MANAGEMENT, TRUST, AND PRIVATE BANKING NEEDS.



In December, Mark Thompson, the longtime CEO of the Bank, retired. Mark was instrumental in building our Private Bank, and we worked together closely to transition to a new management structure that aligns with our integrated offering of Wealth Management, Trust and Private Banking. We have created an award to honor Mark's outstanding contributions to the Company, which will be given to three deserving not-for-profit organizations whose work exemplifies trust, teamwork, community, and excellence—the core values of Boston Private and the traits Mark Thompson embodied throughout his distinguished 22-year tenure with the Company.

The Bank's 2015 net income of $57.2 million represents an 8% decrease over last year, due to higher operating expenses related to the Banyan integration. With continued growth from the Bank's investment securities and loans, the balance sheet ended the year at $7.4 billion, up 11% from last year. Deposits increased by 11% to $6.1 billion. Assets under management declined 14% due in part to market volatility, and ended the year with a balance of $8.0 billion. The Bank's capital remained strong with a Tier 1 Leverage Ratio of 8.68%.

In the year ahead, I believe we have a deep and highly talented team who can deliver an incomparable level of personal attention, expertise, and custom solutions. We look forward to building on these strengths, and thank you for the trust you continue to place in us.

Sincerely,

Clayton G. Deutsch
Chief Executive Officer

2015
FINANCIAL HIGHLIGHTS

ASSETS UNDER MANAGEMENT WERE $8 BILLION

a decline year over year due in part to market volatility.

NET INCOME ENDED AT $57.2 MILLION

down 8% over last year due to higher operating expenses related to the Banyan integration.

BALANCE SHEET ASSETS TOTALED $7.4 BILLION

an increase of 11% compared to last year.

CAPITAL REMAINED STRONG

with the Bank's Tier 1 Leverage Ratio ending the year at 8.68%.

DEPOSITS GREW TO $6.1 BILLION

up 11% compared to last year.

LOANS TOTALED $5.7 BILLION

compared to $5.3 billion last year.

2015
STATEMENT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company
CONDENSED BALANCE SHEETS

(Unaudited) ($ in Thousands)	Dec 31, 2015	2014
ASSETS		
Cash & Cash Equivalents	$235,660	$167,459
Investment Securities	1,177,850	950,814
Loans Held for Sale	8,072	7,099
Commercial and Construction Loans	3,209,123	2,866,837
Residential Loans	2,229,540	2,132,095
Home Equity and Consumer Loans	280,549	271,004
Total Loans	5,719,212	5,269,936
Less: Allowance for Loan Losses	78,500	75,838
Net Loans	5,640,712	5,194,098
Other Assets	302,946	295,633
Total Assets	**$7,365,240**	**$6,615,103**

Liabilities & Shareholder's Equity

	2015	2014
Demand Deposits	$1,701,256	$1,423,453
NOW Accounts	580,323	548,394
Savings & Money Market	3,217,617	2,922,314
Certificates of Deposit	606,853	619,605
Total Deposits	6,106,049	5,513,766
Borrowings	519,539	400,646
Other Liabilities	68,448	66,786
Total Liabilities	6,694,036	5,981,198
Shareholder's Equity	671,204	633,905
Total Liabilities & Shareholder's Equity	**$7,365,240**	**$6,615,103**

Boston Private Bank & Trust Company
CONDENSED STATEMENTS OF INCOME

(Unaudited) ($ in Thousands)	For the Year Ended Dec 31, 2015	2014
Interest Income	$213,651	$206,825
Interest Expense	24,150	23,401
Net Interest Income	189,501	183,424
Provision/(Credit) for Loan Losses	(1,555)	(6,400)
Net Interest Income after Provision	191,056	189,824
Investment Management Fees	51,309	34,582
Banking Fees and Other Income	13,379	10,619
Operating Expenses	171,049	141,302
Income Before Income Taxes	84,695	93,723
Income Tax Expense	27,494	31,232
Net Income	**$57,201**	**$62,491**

Boston Private Bank & Trust Company
SELECTED FINANCIAL DATA

(Unaudited) ($ in Thousands)	At and for the Year Ended Dec 31, 2015	2014
Assets Under Management	$7,976,000	$9,274,000
Return on Average Equity	8.73%	10.44%
Net Interest Margin	2.99%	3.05%
Allowance to Total Loans	1.37%	1.44%
Tier I Leverage Capital Ratio	8.68%	8.55%

BOARD OF DIRECTORS

James C. Brown
Executive Vice President,
Co-President–Private Banking Group
Boston Private

Torrance Childs
Executive Vice President, Co-President–Private Banking Group
Boston Private

Clayton G. Deutsch
Chief Executive Officer
Boston Private

Corey A. Griffin
Executive Vice President and Chief Executive Officer–Wealth Management and Trust Group
Boston Private

David J. Kaye
Executive Vice President and Chief Financial Officer
Boston Private

Deborah F. Kuenstner
Chief Investment Officer
Wellesley College

Gloria C. Larson
President
Bentley University

John Morton III
Private Investor

Daniel P. Nolan
President and CEO
Hugh Johnson Advisors, LLC

Anne L. Randall
Executive Vice President and Chief Operating Officer
Boston Private

George G. Schwartz
President
Chief Executive Officer–Private Banking Group
Boston Private

Kimberly S. Stevenson
CVP and Chief Information Officer
Intel Corporation

Stephen M. Waters
Chairman of the Board
Boston Private
Founding and Managing Partner
Compass Partners Advisors LLP

Donna C. Wells
President and Chief Executive Officer
Mindflash Technologies, Inc.

Lizabeth H. Zlatkus
President
LHZ Insights, LLC

EXECUTIVE LEADERSHIP TEAM

James C. Brown
Executive Vice President,
Co-President–Private Banking Group

Margaret W. Chambers
Executive Vice President,
General Counsel and Secretary

Torrance Childs
Executive Vice President,
Co-President–Private Banking Group

Clayton G. Deutsch
Chief Executive Officer

Corey A. Griffin
Executive Vice President,
Chief Executive Officer–Wealth Management and Trust Group

Martha T. Higgins
Executive Vice President,
Chief Human Resources Officer

David J. Kaye
Executive Vice President,
Chief Financial Officer

W. Timothy MacDonald, CFA
Executive Vice President,
Chief Risk Officer

Andrew R. Plumridge
Senior Vice President,
General Auditor

Anne L. Randall
Executive Vice President,
Chief Operating Officer

George G. Schwartz
President
Chief Executive Officer–Private Banking Group

Jacqueline S. Shoback
Executive Vice President,
Chief Client Development Officer

EXECUTIVE LEADERSHIP TEAM



Top Row, L to R: George G. Schwartz, David J. Kaye, Corey A. Griffin, Andrew R. Plumridge
Center Row, L to R: James C. Brown, Anne L. Randall, W. Timothy MacDonald, Margaret W. Chambers
Bottom Row, L to R: Martha T. Higgins, Torrance Childs, Jacqueline S. Shoback, Clayton G. Deutsch

BOSTON PRIVATE OFFICES


Burlingame
Los Altos
Palo Alto
San Francisco
San Jose
San Mateo
San Francisco Bay Area
Beverly Hills
Burbank
Encino
Granada Hills
Pasadena
Santa Monica
Westlake Village
Los Angeles Area
Madison
Boston Area
Beverly
Boston
Brookline
Cambridge
Hingham
Jamaica Plain
Lexington
Newton
Wellesley
Dallas
Atlanta
Florida Area
Coral Gables
Fort Lauderdale
Naples
Palm Beach Gardens

MASSACHUSETTS

57 Enon Street
Beverly, MA

1 Federal Street
Boston, MA

10 Post Office Square
Boston, MA

500 Boylston Street
Boston, MA

800 Boylston Street
Boston, MA

157 Seaport Blvd.
Boston, MA

1295A Beacon Street
Brookline, MA

265 Main Street
Cambridge, MA

7 Central Street
Hingham, MA

401c Centre Street
Jamaica Plain, MA

1666 Massachusetts Avenue
Lexington, MA

1223 Centre Street
Newton, MA

336 Washington Street
Wellesley, MA

CALIFORNIA

225 North Beverly Drive
Beverly Hills, CA

9465 Wilshire Blvd, 8th floor
Beverly Hills, CA**

333 N. Glenoaks Blvd.
Burbank, CA

1440 Chapin Avenue
Burlingame, CA

16000 Ventura Blvd.
Encino, CA

10820 Zelzah Avenue
Granada Hills, CA

345 S. San Antonio Road
Los Altos, CA

420 Cowper Street
Palo Alto, CA

345 East Colorado Blvd.
Pasadena, CA

433 California Street
San Francisco, CA

60 South Market
San Jose, CA

160 Bovet Road
San Mateo, CA

520 Broadway
Santa Monica, CA

971 South Westlake Blvd.
Westlake Village, CA

FLORIDA

121 Alhambra Plaza, Suite 1202
Coral Gables, FL*

1845 Cordova Road, Suite 206
Fort Lauderdale, FL*

999 Vanderbilt Beach Road, Suite 200
Naples, FL*

11376 N. Jog Road, Suite 101
Palm Beach Gardens, FL*

GEORGIA

1 Glenlake Parkway, Suite 700
Atlanta, GA**

WISCONSIN

5201 East Terrace Drive, Suite 380
Madison, WI**

TEXAS

4965 Preston Park Blvd., Suite 305E
Plano, TX**

* Trust and Private Banking services may be offered by Boston Private Bank & Trust Company

** Only Wealth Management services are offered

BOSTON PRIVATE

BostonPrivate.com